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                                                                    Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------
                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                     ---------------------------------------

                 J.P.MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                               95-4655078
(State of incorporation                                     (I.R.S. employer
if not a national bank)                                    identification No.)

   101 CALIFORNIA STREET, FLOOR 38
      SAN FRANCISCO, CALIFORNIA                                   94111
(Address of principal executive offices)                        (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)

              ----------------------------------------------------
                              F. N. B. CORPORATION
               (Exact name of obligor as specified in its charter)

        PENNSYLVANIA                                            25-1255406
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                              identification No.)

       ONE F.N.B. BOULEVARD
           HERMITAGE, PA                                           16148
(Address of principal executive office                           (Zip Code)

                                 DEBT SECURITIES
                      Subordinated Term Notes, Series 2003
                            Subordinated Daily Notes
                  Subordinated Special Daily Notes Series 2003

          -------------------------------------------------------------

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ITEM 1.           GENERAL INFORMATION.

                  Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency, Washington, D.C.
                  Board of Governors of the Federal Reserve System, Washington, D.C.

         (b)      Whether it is authorized to exercise corporate trust powers.

                  Yes.

ITEM 2.           AFFILIATIONS WITH OBLIGOR.

         If the Obligor is an affiliate of the trustee, describe each such affiliation.

         None.

ITEM 16.          LIST OF EXHIBITS.

         List below all exhibits filed as part of this statement of eligibility.

         Exhibit 1. Articles of Association of the Trustee as Now in Effect (see Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

         Exhibit 2. Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

         Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers (contained in Exhibit 2).

         Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

         Exhibit 5.        Not Applicable

         Exhibit 6.        The consent of the Trustee required by Section 321
                           (b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

         Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8.        Not Applicable

         Exhibit 9.        Not Applicable

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                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J.P.Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Pittsburgh, and State of Pennsylvania, on the 17th of March, 2003

                                J.P.Morgan Trust Company, National Association

                                      By /s/ J. C. Progar
                                         --------------------------------
                                         J. C. Progar
                                         Vice President

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EXHIBIT 7.        Report of Condition of the Trustee.

CONSOLIDATED REPORT OF CONDITION OF J.P.Morgan Trust Company, N.A., (formerly Chase Manhattan Bank and Trust Company, N.A.)
                                 (Legal Title)

LOCATED AT    1800 Century Park East, Ste. 400    Los Angeles,    CA     90067
                      (Street)                       (City)     (State)  (Zip)

AS OF CLOSE OF BUSINESS ON  December 31, 2002

ASSETS DOLLAR AMOUNTS IN THOUSANDS

ASSETS

Cash and Due From Banks                 $ 18,660

Securities                                74,153

Loans and Leases                          81,252

Premises and Fixed Assets                  5,086

Intangible Assets                        156,451

Other Assets                              20,344
                                        --------

  Total Assets                          $355,946
                                        ========

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
LIABILITIES

Deposits                                $100,451

Other Liabilities                         43,263
                                        --------

  Total Liabilities                      143,714

EQUITY CAPITAL

Common Stock                                 600

Surplus                                  177,264

Retained Earnings                         34,368
                                         -------

  Total Equity Capital                   212,232
                                         -------

  Total Liabilities and Equity Capital  $355,946
                                        ========

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